Exhibit 99.2

CorporatePresentation September2020

Forward Looking Statements Statements contained in this presentation regarding matters that are not historical facts are "forward looking statements" wi thin the meaning of the Private Securities Litigation Reform Act of 1995. Protara may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “designed,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words or expressions referencing future events, conditions or circumstances that convey uncertainty of future events or outcomes to identify these forward-looking statements. Such forward-looking statements include but are not limited to, statements regarding Protara’sintentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things: Protara’sbusiness strategy, Protara’smanufacturing and development plans for its product candidates and related interactions with the FDA, ex-U.S. development plans, Protara’sfinancial footing, the impact of the COVID-19 pandemic and related governmental responses on Protara’sbusiness and clinical programs. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward- looking statements. Factors that contribute to the uncertain nature of the forward-looking statements include: risks that Protara’ssales, revenue, expense and other financial guidance may not be as expected, as well as risks and uncertainties associated with: Protara’sdevelopment programs, including the initiation and completion of non-clinical studies and clinical trials and the timing of required filings with the FDA and other regulatory agencies; the impact of the COVID-19 pandemic on Protara’sbusiness, clinical supply chain, clinical trials, and the global economy; general market conditions; changes in the competitivelandscape; changes in Protara’sstrategic and commercial plans; Protara’sability to obtain sufficient financing to fund its strategic plans and commercialization efforts; having to use cash in ways or on timing other than expected; the impact of market volatility on cash reserves; the loss of key members of management; and the risks and uncertainties associated with Protara’sbusiness and financial condition in general, including the risks and uncertainties described more fully under the caption "Risk Factors" and elsewhere in Protara'sfilings and reports with theUnited States Securities and Exchange Commission. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they were made. Protaraundertakes no obligation to update any forward-looking statements, whether as a result of the receipt of new information, the occurrence of future events or otherwise, except as required by law. 2

3 Investment Summary Lead programs: TARA-002 in Non-Muscle Invasive Bladder Cancer (NMIBC) and Lymphatic Malformations (LMs) • Cell-based immunopotentiator • FDA confirmed initial comparability to Japanese predecessor OK-432 • NMIBC clinical development plan in place following Pre-Investigational New Drug (PIND) engagement with FDA • TARA-002/OK-432 is standard of care in Japan for LMs; completed Phase 2 study in U.S. supports treatment effect with strong safety profile Entrepreneurial team with demonstrated history of uncovering and accelerating overlooked assets Other mid-stage development programs provide diversification and additional growth potential • IV Choline in intestinal failure associated liver disease (IFALD): Completed End Of Phase 2 dialogue with FDA and aligned on Phase 3 design

4 Entrepreneurial Team with Demonstrated History of Uncovering and Accelerating Overlooked Assets Blaine Davis Chief Financial Officer • 20 years of experience in the biopharma sector • Experience in operations, finance, corporate strategy and IR • Managed growing portfolio of rare disease products >$350M of revenue at Endo • >15 years of experience in the biopharma sector • Strong track record of streamlining clinical development programs and driving successful regulatory outcomes • Instrumental in multiple successful commercial launches Jacqueline Zummo, PhD, MPH, MBA Co-founder, Senior Vice President, R&D Operations Jesse Shefferman Co-founder, Chief Executive Officer • >20 years of experience in the biopharma sector • Led Protara since inception, with the addition of two late- stage assets and the establishment of late-stage pipeline • Drove Protara’s build-out of oncology capabilities Jathin Bandari, MD Executive Director, Clinical Development • Practicing Urologic Oncologist with > 8 years of experience • Extensive clinical experience in treating patients with NMIBC • Actively engaged in the academic urologic community through nearly 50 publications, authorships, grants, and academic appointments

5 Deeply Experienced Board of Directors Luke Beshar Chairman Michael Solomon, PhD Director Barry Flannelly, PharmD, MBA Director Roger Garceau, MD Director Greg Sargen Director Richard Levy, MD Director

Pipeline Addresses Multiple Indications With High Unmet Need


PRE-IND
Phase 1
Phase 2
Phase 3
IMMUNOLOGY, ONCOLOGY
TARA-002 – Lyophilized, inactivated Group A *Streptococcus*
Lymphatic Malformations (LMs)*
Non-Muscle Invasive Bladder Cancer (NMIBC)
HEPATOLOGY, GI, METABOLICS
IV Choline Chloride for Injection – Phospholipid Substrate Replacement
Intestinal Failure Associated Liver Disease (IFALD)**,†
OTHER
Vonapanitase – Recombinant Human Type 1 Elastase
(phase 1 studies completed in fistula patency and PAD)

PROTARA THERAPEUTICS

*TARA-002 Granted Rare Pediatric Disease Designation for the treatment of LMs. OK-432 Granted Orphan Drug Designation by the U.S. FDA for the treatment of LMs, which we believe is applicable under established comparability.

**Granted Orphan Drug and Fast Track Designations by the U.S. FDA

† Phase 1 PK study to be conducted prior to commencing Phase 3

6

TARA-002 LYOPHILIZED, INACTIVATED GROUP A STREPTOCOCCUS PYOGENES

TARA-002: Cell-Based Immunopotentiator with Significant Potential

- TARA-002 is an investigational, genetically distinct strain of *Streptococcus pyogenes* that is inactivated while retaining its immune-stimulating properties
- TARA-002 is manufactured under GMP conditions from the same Master Cell Bank as OK-432[1], once one of the largest selling oncology products in Japan
- FDA has confirmed initial comparability between TARA-002 and OK-432 and path forward to completion of GMP comparability
- Having established initial comparability to OK-432, the extensive data generated by OK-432 will help support TARA-002
- Protara has worldwide rights ex-Japan & Taiwan for TARA-002/OK-432 live cells
inactivated

PROTARA THERAPEUTICS

(1) Marketed in Japan and Taiwan as Picibanil®.
Note: Manufacturing modifications reflect manufacturing to U.S. cGMP standards

8

TARA-002: Mechanism of Anti-Tumor / Anti-Cystic Activity

Th1 Like Anti-Tumor Cytokine Response

Multi-Cytokine Inducer[(1)(2)(3)]

IL-2 IL-6 IL-8 IL-10 IL-12 GM-CSF G-CSF TNF-α IFN-γ



1 Abnormal tissue is exposed to TARA-002
2 Immune cells detect TARA-002 and release inflammatory cytokines
3 Activated immune cells infiltrate the abnormal cells
4 Abnormal cells are destroyed
Macrophage
Neutrophil
Cytokines
TARA-002 (inactivated *Strep. pyogenes*)
Abnormal cells
Natural killer cell
T cell

PROTARA THERAPEUTICS

(1) Fujimoto T., et al. J Immunol. 1997: 5619.
(2) Ryoma Y, et al. Anticancer Res. 2004; 3295-3298.
(3) Zhao H, et al. Microbiol. Immunol. 1994; 183-190.

9

OK-432: Human Efficacy Data in Multiple Indications

OK-432 has been approved (ex-US) or studied in multiple indications

APPROVED INDICATIONS IN JAPAN[1]

- **Lymphangiomas (Lymphatic Malformations)**
- Gastric cancer combo with chemo (post-operative)
- Primary lung cancer combo with chemo
- Reduction of ascites in gastrointestinal cancer
- Reduction of pleural effusion in lung cancer
- Unresponsive head, neck & thyroid cancer

OK-432 CLINICAL RESEARCH CONDUCTED IN:

- **Non-Muscle Invasive Bladder Cancer**
- Ovarian cancer
- Malignant mesothelioma
- Pancreatic cancer
- Esophageal cancer
- Oral squamous cell cancer
- Hepatocellular cancer
- Ranula
- Thyroglossal cysts
- Pleurodesis
- Seroma
- Symptomatic lymphocele
- Auricular hematoma

PROTARA THERAPEUTICS

(1) Full Prescribing Information. Chugai Pharmaceuticals. 2016

10

TARA-002: Protara’sPlanned Strategy 11 Reach agreement with FDA that TARA-002 is comparable to OK-432 Accelerate development in LMs Leverage OK-432’s existing safety & efficacy data in NMIBC 1 2 3 4 Explore additional indications / combinations

TARA-002 NON-MUSCLE INVASIVE BLADDER CANCER (NMIBC)

TARA-002 in NMIBC: Profile Supports Potential in NMIBC

Similar mechanism to BCG, notable patient experience in Asia and manufacturing advantages

- Prompts a predominantly Th1 type cytokine response
- Mechanistically similar to Bacille Calmette-Guérin (BCG)


MOA Generally Similar to BCG
Manufacturing Advantages
Modality Familiar with Physicians
Promising Existing Clinical Data

- State-of-the-art manufacturing facility
- TARA-002 manufacturing process supported by 40 years of production history of OK-432

- Urologists have been using an attenuated bacteria, BCG, as immunotherapy for decades
- Intravesical administration is preferred clinical approach among urologists[1]

- ~150 NMIBC patients tested with OK-432 demonstrated promising results[2]
- Treatment generally well tolerated

PROTARA THERAPEUTICS

(1) Market Research Conducted by Protara Therapeutics
(2) Study references available by request
Note: OK-432 is not approved for NMIBC

13

Clinical Evidence with OK-432 Provides Strong Rationale for Development of TARA-002 in NMIBC

Data across multiple studies in ~150 NMIBC patients treated intravesically shows that OK-432:

- Was generally well-tolerated, with safety and tolerability observed across a range of doses
- Demonstrated efficacy and lower rates of recurrence vs. control group, including in the randomized, controlled setting

Study	Dose Regimen	Total Pts/ OK-432 Pts	Efficacy Results
Fujita, 1987 Bladder Cancer	2 to 5 KE intratumoral, 5 KE intravesical instillation	78 / 37	In previously unresected tumors, 5 recurrences in OK-432 treated patients vs. 12 recurrences over in the control arm (p<0.05) at 36 months cut off. For patients with primary disease, OK-432 showed a benefit over control in multiple subgroups (multifocal, sessile, or high grade).
Fujita, 1988 Bladder Cancer	2 to 5 KE intratumoral, 5 KE intravesical instillation	36 /17	OK-432 reduced recurrence rates of disease (35% recurrence in OK-432 group compared to ~73% recurrence in surgery alone group); OK-432 caused lymphocyte infiltration into carcinomas (as evidenced by histology after resection).
Sun and Qiu, 2004 Bladder Cancer	3 KE intravesical instillation weekly for 6 weeks then monthly for 6 months	30 / 30	At a mean follow-up of 14 months, tumor recurrence was observed in 16.6% of patients, with no recurrence in 83.4% of patients. OK-432 stimulated secretion of IL-2 and TNFa (p<0.05 for both).
Liu et al., 2017 NMIBC	3 KE (in 30 ml) intravesical instillation	55 / 55	Overall, patients treated in the study had a recurrence rate of 34.5% and progression rate of 10.9%. Treatment with OK-432 was more effective when patients were negative for PD-L1 (16.7% recurrence rate, 4.2% progression rate), regardless of disease stage/grade.
Fujioka et al., 1989 NMIBC	5 KE (intravesical), 10 KE (intratumoral)	38 / 38	Tumors were eliminated endoscopically in 6 of 28 (21.4%) patients in which OK-432 was intravesically instilled [Stage Ta = 5 patients, Stage T1 = 1 patient; all patients Grade 1], and 3 of 10 (30%) patients with intratumoral OK-432 injection.

PROTARA THERAPEUTICS

Fujita K, et al. Cancer. 1987; 59: 2027-2030
Fujita K, et al. Cancer Detection and Prevention. 1988; 11: 397-403
Sun X, et al. China Journal of Medicine. 2004; 14: 49-54
Liu, Z.H, et al. Oncology Letters. 2017;13:4818-4824.
Fujioka et al. Acta Urol. Japan. 1989; 35: 253-257

14

BCG Shortage Causes Significant Impact on Care



= BCG Shortage
Sanofi production of BCG resumes
Merck announces anticipated BCG supply constraints despite expanding capacity
2012
2013
2014
2015
2016
2017
2018
2019
2020
BCG shortages begin after Sanofi lab is shut down due to mold infractions
Merck announces shortages of Tice strain of BCG
Sanofi announces discontinuation of TheraCys BCG; Merck becomes sole US provider of BCG
US Urologists are continuing to ration BCG doses and adjust treatment decisions due to shortage

Shortage has prompted major urological associations to issue guidance on patient management[1]

"…remain extremely concerned about this shortage and its effects on the care of bladder cancer patients…"

-Joint Statement on BCG Shortage, Feb 2019

American Urological Association | LUGPA Integrated Practices Comprehensive Care | AACU | Urology Care FOUNDATION | SUO | BCAN

Dose rationing and resorting to less desirable treatment options are impacting patient care[2]

*"I see patients **every week** whose **treatment decisions are affected by the BCG shortage**…sometimes I just recommend moving patients more quickly to cystectomy because **we don't have any better options available.**"*

-Academic Hospital Urologist

PROTARA THERAPEUTICS

(1) AUA/SUO Joint Guideline: Published 2016; Amended 2020
(2) Market Research Conducted by Protara Therapeutics

15

TARA-002 in NMIBC: Overview of U.S. NMIBC & Target Population

NMIBC is categorized and treated based on risk stratification, determined by combination of tumor grade, stage, size, recurrence history and focality

Initial Protara targeted patient population:
~30K [1][2][3] Patients with High Grade NMIBC who are candidates for immunotherapy

80K Patients Diagnosed with Bladder Cancer Annually[1]
65K Patients with NMIBC [2]

- 5% Metastatic
- 15% Locally Advanced
- 80% NMIBC [2]

Grading	Risk Stratification[4]	Treatment Guidelines	Goal of Treatment
45% High Grade [1][3]	High Risk	TURBT + **BCG**	1) Prevent Progression 2) Prevent Cystectomy 3) Prevent Recurrence
(4)	Intermediate Risk	Mix of TURBT + Chemo/BCG	
55% Low Grade [1][3]	Low Risk	TURBT + Chemo	

PROTARA THERAPEUTICS

(1) National Cancer Institute, SEER Cancer Stat Facts: Bladder Cancer, 2019
(2) Anastasiadis et al. Therapeutic Advances in Urology, 2012
(3) Market Research Conducted by Protara Therapeutics
(4) American Urological Association risk stratification classifies some high-grade tumors as intermediate risk

16

TARA-002 in NMIBC: Highlights of PIND FDA Interaction

Supportive feedback on multiple facets of NMIBC program

CMC:	▪ **Initial comparability established** – GMP scale up in process to complete full comparability testing ▪ Modernized release criteria for large scale (3 batch) comparability
Non-Clinical:	▪ Aligned on 6-week local (intravesical instillation) toxicology design with recommendations for IND content preparation ▪ Requested MOA characterization & immunogenicity studies
Phase 1:	▪ Initial dose escalation in papillary patients ▪ Clear to enroll CIS patients in Phase 1
Phase 2	▪ Support for study in CIS patients ▪ Obtained alignment on clinically meaningful endpoints ▪ Papillary patient study suggested comparator to be a chemotherapeutic agent

PROTARA THERAPEUTICS

17

18 TARA-002: State of the Art and Scalable GMP Manufacturing x Successful propagation of working cell bank (WCB) from Chugai OK-432 MCB x TARA-002 WCB -Confirmation of no genetic drift x Modernization of manufacturing and testing techniques (potency, purity, quality attributes) x Proof of concept established with >10 TARA-002 consecutive lots successfully manufactured to date x 3 million vial/year capacity with easy expansion of production

TARA-002 in NMIBC: Estimated Development Timeline 19 2023 •Complete GMP scale up and comparability •Complete non- clinical studies •Initiate Phase 1 study* •Engage International regulatory authorities •Further FDA engagement (SPA request, Fast Track, etc.) 2022 2021 2020 • Initiate GMP scale comparability • Initiate agreed-to non-clinical studies •Complete Phase 1 study •Commence CIS cohort of Phase 2 study •Commence enrollment of Papillary randomized study •Futility analysis in CIS cohort •Topline efficacy in CIS patients *Subject to acceptance of IND filing

TARA-002 LYMPHATIC MALFORMATIONS (LMS)

TARA-002 in LMs

Lymphatic Malformations

Rare, non-malignant lesions consisting of dilated, lymphatic fluid-filled sacs caused by abnormal development of the lymphatic endothelial system[1]

Epidemiology

Epidemiology: incidence of lymphatic malformations is ≈1,400-1,800 LM cases per year[2]

Current Treatment Options

Current treatment options include surgical excision with high complication (33%) and recurrence (55%) rates[3] as well as off-label use of sclerosants

FDA Granted Pediatric Rare Disease Designation

Majority of LMs present at birth (65-75%) or by age 3 (80-90%) during active lymphatic growth period[3]



(1) Brouillard P, et al. J Clin Invest. 2014;124:898-904.
(2) Internal company estimates
(3) Ha J, et al. Curr Ped Rev. 2014;10:238-248.

21

Before After 22 OK-432 in LMs: Clear Evidence of Biologic Activity in Patients Before After ProtaraTherapeutics data on file

OK-432 in LMs: Robust Results of Completed Phase 2 Study[1] in U.S.

68% CLINICAL SUCCESS‡ IN IMMEDIATE TREATMENT GROUP 6 MONTHS AFTER ENROLLMENT

ITT: Observations 6 months after enrollment


68%
0%
Immediate Treatment Group (N=91)
Delayed Treatment Group Pre-Treatment** (N=26)

- None of these patients required surgery
- During this same period, no patients in the delayed treatment group experienced spontaneous regression of LM ($p<0.001$)
- Treatment: 1-4 injections at 8-week intervals max of 0.2mg/session (2KE)

94%* CLINICAL SUCCESS‡ IN PATIENTS WITH MACROCYSTIC LESION TYPES

Complete or Substantial Response by Radiographically Confirmed Lesion Type


94%*
22%
71%
63%
38%
25%
0%
Complete Response
Substantial Response
Macrocystic Lymphangiomas (n=79)
Mixed (n=40)
Microcystic Lymphangiomas (n=17)

- Patients with radiographically confirmed appropriate lesions had the greatest chance for clinical success
- In those patients with mixed lesions, clinical success was still achieved

PROTARA THERAPEUTICS

‡ Clinical Success was defined as complete or substantial response
*Numbers do not sum due to rounding
**Reflects data prior to dosing with OK-432. After dosing, the clinical success rate was 58%, which was not statistically different from the Immediate Treatment Group
(1) Smith M, et al. Laryngoscope. 2009;119:107-115.

23

OK-432 in LMs: Compelling Safety Record

Long-term safety data in 99 patients with up to 8 years of follow up

Safety Profile

- Most common AEs with treatment were local injection site reactions, fever, fatigue, decreased appetite, with resolution within two weeks
- SAEs **related** to OK-432: re-hospitalization for infection (n=3) and severe edema (n=3), airway obstruction necessitating tracheostomy tube placement (n=4), and submental intra-cystic hemorrhage necessitating surgical excision (n=1)
- Minor AEs **related** to OK-432: temporary brachial plexus compression, myalgia, infections treated with oral antibiotics, intra-cystic hemorrhage, and dehydration
- Two SAEs **not related** to OK-432: death due to tracheotomy tube obstruction and vision loss following proptosis

PROTARA THERAPEUTICS

Smith M, et al. Laryngoscope. 2009;119:107-115.

24

TARA-002 in LMs: Planned Next Steps If additional registrational study required – Launch in the US – File marketing applications in EU countries 2023 – Complete study – Submit BLA – US Approval Q3’2022 2022 – Complete GMP comparability – Initiate enrollment of study (mid-2021) – Engage European regulators 2021 – Complete IND update (Iowa Data, comparability, etc.) – Apply for Fast-track – Agree with FDA on design of any additional study* 2020 – Launch in the EU and other international geographies 2023 – Launch in the US – File marketing applications in the EU 2022 – Complete GMP comparability – Engage European regulators – Submit BLA (mid-2021) – US Approval (Q4’2021) 2021 – Complete IND update (Iowa Data, OTAT comparability, etc.) – Apply for Fast-track – Agree with FDA no study needed* 2020 If current data set sufficient for BLA/MAA submission 25 *Company intends to request meeting with FDA by year end

IV CHOLINE CHLORIDE INTESTINAL FAILURE ASSOCIATED LIVER DISEASE (IFALD)

IV Choline in IFALD: Late-stage Opportunity for an Unmet Medical Need

An Essential Molecule in Several Metabolic Processes



H3C
CH3
N+
H3C
OH

Patients dependent on Parenteral Nutrition (PN) cannot absorb sufficient levels of choline. Data confirms that choline deficient diets results in steatosis and cholestasis[1]

Clinical History Supporting Choline Substrate Replacement in IFALD (intestinal failure associated liver disease) Patients

A Phase 2 study demonstrated the clinical potential of choline substrate replacement therapy by reversing certain hallmark pathologies of IFALD[1]

Strong Market Opportunity with Potential to Expand Addressable Patients

Prevalence of patients on PN 79/million[2]; recent Medicare diagnosis data suggests ≈ 5,000 IFALD patients[3]

Clear Regulatory and Clinical Path Forward

FDA designations (Orphan Drug Designation, Fast Track Designation) combined with encouraging feedback from End of Phase 2 meeting for Phase 1 PK study followed by Phase 3 trial

PROTARA THERAPEUTICS

(1) Buchman A, et al. JPEN. 2001;5:260-268.
(2) Mundi M, et al. ASEPN. 2017;32:799-805.
(3) Internal Protara market research

27

IV Choline in IFALD: Informative Clinical History

A significant body of supportive evidence across 4 studies

1994 - IV PK Study[2]
n=4 PN patients
1st continuous exposure to IV choline, established safety and 2g dose

2001 - IV Phase 2 RCT[4]
n=15 PN patients
2g dose confirmed, reversal of steatosis, improvement in cholestasis (reduction of ALP*)



1992 - Oral Lecithin Study[1]
n=15 PN patients
Lecithin did not achieve physiologic levels; however did reduce steatosis with moderate ALP* improvement

1995 - IV Pilot Study[3]
n=4 PN patients
IV Choline replacement reversed steatosis, improved other measures of hepatobiliary injury

PROTARA THERAPEUTICS

1) Buchman A, et al. Gastroenterology. 1992;102:1363-1370.
2) Buchman A, et al. Clin Pharmacol Ther. 1994;55:277-283.
3) Buchman A, et al. Hepatol. 1995;22:1399-1403.
4) Buchman A, et al. JPEN. 2001;5:260-268.

* ALP=Alkaline phosphatase

28

IV Choline in IFALD: Multi-Center Phase 2a POC Study

Randomized, Controlled Study Design & Objective

IV CHOLINE REPLACEMENT PROOF OF CONCEPT STUDY[1]	
Study Design	Randomized Double-blind Phase 2 Trial
Subjects	15 (9 per protocol)
Age	>16 years old
PN Requirement	Greater than 80% of all nutrient requirements supplied by PN
Randomization	1:1 Usual PN or PN + 2g IV choline/Day
Duration of Treatment	24 Weeks
Visits	Weeks 2,4,6,12,16, 20, 24
Follow up	Week 34
Dose	2g Choline Chloride QD in PN solution

- The IV Choline Chloride replacement proof-of-concept, randomized study did not have pre-specified endpoints
- The primary objective of the study was to determine if IV Choline Chloride substrate replacement would reverse hepatic steatosis and improve liver function in patients receiving long-term parenteral nutrition (PN)

PROTARA THERAPEUTICS

1) Buchman A, et al. JPEN. 2001;5:260-268.

29

IV Choline in IFALD : Phase 2 Results 30 CHOLESTASIS IMPROVEMENT: ALL PATIENTS* (1) CLINICALLY MEANINGFUL IMPROVEMENT IN STEATOSIS At Baseline After 24 Weeks *Mixed model for repeated measurement (MMRM) method used ?Aplacebo subject was excluded from all analyses due to likely IV contrast-induced imaging abnormalities, confirmed by independent radiologist n=14?(7 active; 7pbo) (1) Protara Therapeutics re-analysis of patient CRF’s, data on file Improvement in Steatosis and Cholestasis

31 IV Choline in IFALD: Prevalence Study Prevalence study to be conducted to enhance understanding of the patient population DESIGN Retrospective, observational study of patients in both academic & community settings POPULATION Patients dependent on PN for 6 or more months OBJECTIVE Understand presence/incidence of liver disease in this population to enhance value of development potential QUESTIONS How many individuals currently on service have been dependent on PN for 6 or more months? What percentage of these have elevated ALP levels (> 1.5x ULN) as an indicator of liver disease?

FINANCIAL OVERVIEW

Finance Overview 33 FINANCING HISTORY $30M Cash position as of June 30, 2020 9.7M Common Share Equivalents 5.9M Common plus 3.8M Preferred on as-converted basis (as of June 30, 2020) Date Type $M Investors 2017 Seed Round $3 Founders, friends & family 2017-18 Series A $5.5 Smaller dedicated life sciences funds 2020 PIPE/Reverse Merger $42.5 Global dedicated life sciences funds OPERATIONS

Key Projected Milestones 34 TARA-002—NMIBC 2020 1H21 2H21 1H22 Results of Non-clinical Studies Initiate Phase 1 Study* Initial Pharmacodynamic Data from Phase 1 Phase 1 Study Completion TARA-002—LMs 2020 1H21 2H21 1H22 Fast Track Granted Request Meeting with FDA to Discuss Next Steps BLA Submission** US Commercial Launch** Completion of Confirmatory Arm** TARA-002 General 2020 1H21 2H21 1H22 FDA Agreement on Initial Comparability with OK-432 Results of Characterization and Syngeneic Mouse Model Studies GMP-scale Comparability Results *Subject to acceptance of IND filing **Assumes conditional approval granted following first five patients in LMs study if required

35 Investment Summary Lead programs: TARA-002 in Non-Muscle Invasive Bladder Cancer (NMIBC) and Lymphatic Malformations (LMs) • Cell-based immunopotentiator • FDA confirmed initial comparability to Japanese predecessor OK-432 • NMIBC clinical development plan in place following Pre-Investigational New Drug (PIND) engagement with FDA • TARA-002/OK-432 is standard of care in Japan for LMs; completed Phase 2 study in US supports treatment effect with strong safety profile Entrepreneurial team with demonstrated history of uncovering and accelerating overlooked assets Other mid-stage development programs provide diversification and additional growth potential • IV Choline in intestinal failure associated liver disease (IFALD): Completed End Of Phase 2 dialogue with FDA and aligned on Phase 3 design

APPENDIX

OK-432 in LMs: Overview of Completed Phase 2 Study Randomized, Controlled Study (N=117) (1) Age 6 months –18 yrs Inclusion Criteria LMs of the head and/or neck confirmed by MRI or CT ▪ Radiographically confirmed macrocystic LM or mixed macrocystic-microcystic LM with >50% macrocystic component At least 6 months since prior surgery for lymphangioma Exclusion Criteria Penicillin allergy, pregnancy and/or nursing, personal or family history of rheumatic heart disease, post-streptococcal glomerulonephritis, PANDAS, history of significant cardiac, pulmonary, hepatic, renal, or hematologic disease Treatment Groups Immediate Treatment Group (ITG): Received OK-432 shortly after enrollment Delayed Treatment Group (DTG): Observed for 6 months for spontaneous regression, then treated with OK-432 Open Label Group (OLG):nonrandomized, included infants <6 months, adults >18 yrs, patients with LMs in sites other than the head/neck, and patients treated on an emergent basis Randomization 2:1 Randomization (per blocks of 6 enrollees) 2/3 in ITG and 1/3 in DTG (control group) Duration of Treatment 1-4 injections 8 weeks apart Dose Max of 0.2mg/session (i.e. 2 KlinischeEinheit) (1) Smith M, et al. Laryngoscope. 2009;119:107-115. Primary Endpoint: Response to treatment in the ITG compared to the spontaneous resolution rate observed in the DTG, 6 months after enrollment Definition of Response Response to therapy was measured radiographically (MRI or CT) by quantitating change in lesion size and graded as: • Complete (90%–100%), • Substantial (60%–89%), • Intermediate (20%–59%), • None (<20%) Secondary Endpoints: 1) The proportion of ITG patients versus DTG patients who demonstrated a complete response (90%–100%) 6 months following enrollment 2) The proportion of randomized patients who demonstrated at least a substantial response (60%– 100%) greater than 6 months following the last injection (i.e. persistence of response) 3) The proportion of patients in the OLG who demonstrated at least a substantial response (60%– 100%) 6 months following enrollment and 6 months following the last injection (i.e. persistence of response) 37

Completers (N=119): Completed all protocol visits, received up to 4 injections and evaluated 14 days after last injection, includes non-randomized Open Label Group Patient Demographics Group Patients Enrolled (n=182) Patients Randomized Completing Treatment (n=92) Open Label Group Completing Treatment (n=27) Sex (F:M) 92 : 90 42 : 50 15 : 12 Age Range (years) 0-73.1 0.5-15.5 0-73.1 Mean/median age (years) 5.8/1.7 3.5/2.1 13.4/1.1 Race Demographics Caucasian 133 74 20 African- American 15 8 2 Asian-Pacific Islander 14 4 4 Hispanic 10 6 1 Unknown 10 182 patients enrolled in study 31 patients Incomplete case report forms and imaging or lost to follow up 151 patients Complete case report forms and imaging 117 patients Randomized with intent to treat 91 patients Immediate Treatment Group (ITG) 26 patients Delayed Treatment Group (DTG) 72 patients Completed treatment 20 patients Completed treatment 27 patients Completed treatment 34 patients Open Label Group 2 2 2 2 Intent-to-Treat (N=117): Randomized, completed visits to first 6 months 1 1 OK-432 in LMs: Patient Disposition of Completed Phase 2 Study (1) 2:1 randomization 38 (1) Smith M, et al. Laryngoscope. 2009;119:107-115.

CorporatePresentation September2020